UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________ Form 8-K ________________
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2008
Micrus Endovascular Corporation (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	000-51323 (Commission File Number)	23-2853441 (IRS Employer Identification No.)
821 Fox Lane, San Jose, California 95131 (Address of principal executive offices) (Zip Code)
(408) 433-1400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

TABLE OF CONTENTS

Item 2.02. Results of Operations and Financial Condition.

Item 9.01. Financial Statements and Exhibits.

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 2.02.	Results of Operations and Financial Condition.

On October 6, 2008, Micrus Endovascular Corporation (“Micrus”) issued a press release announcing Micrus’ expected revenues for the fiscal quarter ended September 30, 2008. A copy of this earnings release is attached as Exhibit 99.1 hereto. Micrus plans to report fiscal 2009 second quarter financial results on Thursday, November 6, 2008 prior to market open and to hold an investment-community conference call that same morning at 10:30 a.m. Eastern time.

The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Safe Harbor Statement

Micrus, from time to time, may discuss forward-looking information, including estimated fiscal 2009 revenues. Except for the historical information contained in this release, all forward-looking statements are predictions by the Company’s management and are subject to various risks and uncertainties that may cause results to differ from management’s current expectations. Such factors include the risk of inconclusive or unfavorable clinical trial results, the Company’s ability to obtain, and the timing of, regulatory approvals and clearances for its products, product enhancements or future products, the Company’s limited operating history and history of significant operating losses, fluctuations in quarterly operating results, which are difficult to predict, the Company’s dependence on developing new products or product enhancements, challenges associated with complying with applicable state, federal and international regulations related to sales of medical devices and governing Micrus’ relationships with physicians and other consultants, the Company’s ability to compete with large, well-established medical device manufacturers with significant resources and other risks as detailed from time to time in risk factors and other disclosures in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2008, and other filings with the Securities and Exchange Commission. All forward-looking statements in this release represent the Company’s judgment as of the date of this release. The Company disclaims, however, any intention or obligation to update forward-looking statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated October 6, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICRUS ENDOVASCULAR CORPORATION (Registrant)
Date: October 6, 2008	By:	/s/ Gordon T. Sangster
Gordon T. Sangster
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated October 6, 2008